Redwood AlphaFactor® Tactical Core Fund

Class N RWTNX

Class I RWTIX

Redwood Activist Leaders® Fund

Class N RWLNX

Class I RWLIX

Each Series of Two Roads Shared Trust

Supplement dated October 13, 2020 to the Prospectus and Statement of Additional Information (“SAI”)
for the Redwood AlphaFactor® Tactical Core Fund and the Redwood Activist Leaders® Fund
each dated February 28, 2020

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of Redwood Investment Management, LLC, that it is in the best interests of the Redwood AlphaFactor® Tactical Core Fund and the Redwood Activist Leaders® Fund (each a “Fund” and together, the “Funds”) and their respective shareholders that each Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, each Fund will be liquidated and dissolved on or about October 30, 2020.

Each Fund will be closed to all new investments on October 14, 2020. On or about the close of business on October 30, 2020, each Fund will distribute pro rata all of its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled. Each Fund will not accept any new investments and will no longer pursue its stated investment objective. The Plan for each Fund provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable and will invest in cash or cash equivalents (such as money market funds). During this time, each Fund may hold more cash or cash equivalents than normal, which may prevent a Fund from meeting its stated investment objective. Shares of the Funds are not available for purchase.

Prior to October 30, 2020, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Funds’ Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, whether as a result of a redemption that you initiate or upon the final liquidating distribution by a Fund, based on the difference between the amount you receive and your tax basis in your shares. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that a Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUNDS PRIOR TO OCTOBER 30, 2020 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus and SAI, each dated February 28, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. The Prospectus and SAI can be obtained without charge by calling 1-855-RED-FUND (733-3863).